SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.  20549

                                       Form 8-K

                                     CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                        the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 4, 1995
                                                   -------------

                   Circa Pharmaceuticals, Inc.
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        (Exact Name of Registrant as specified in its charter)


        New York                        0-8049                 11-1966265
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(State or other jurisdiction           (Commission           (I.R.S. Employer
       of incorporation)               File number)          Identification No.)


33 Ralph Avenue, Copiague, New York                               11726
- -----------------------------------------                      ------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (516) 842-8383



        --------------------------------------------------------------
          Former name or former address, if changed since last report

Item 5.        Other Events.

(a) As of April 4, 1995, the Stockholder Protection Rights Agreement, dated as of November 1, 1991 (the "Agreement"), between Circa Pharmaceuticals, Inc. (the "Company") and American Stock Transfer & Trust Company, was amended (the "Amendment"). The Amendment amends the definition of "Acquiring Person" so that neither Watson Pharmaceuticals, Inc. ("Watson") nor Gum Acquisition Corp., Watson's wholly-owned subsidiary, shall be considered an Acquiring Person for any purpose under the Agreement by reason of the execution, delivery and performance of the Agreement and Plan of Merger, dated as of March 29, 1995 (the "Merger Agreement"), among Watson, the Company and Gum Acquisition Corp.

          The foregoing description is qualified in its entirety by reference to the Agreement and the Amendment, each of which is incorporated herein by this reference. A copy of the Amendment is attached hereto as
Exhibit 10.1 and is incorporated by reference herein. Capitalized terms not defined herein have the meanings assigned to them in the Agreement, as amended.


(b) On April 11, 1995, the Company was served with a complaint, filed on April 4, 1995, in an action captioned Rachel Ballas, et al. v. Circa Pharmaceuticals, Inc., et al. The action purports to be brought as a class action in New York State Supreme Court on behalf of the plaintiffs and all other similarly situated stockholders of the Company. The complaint names as defendants Melvin Sharoky, Thomas P. Rice, Lawrence Raisfeld, Michael Fedida, Stanley Grey, Kenneth Siegel, Bruce Hausman and the Company. Each of the individual defendants, other than Lawrence Raisfeld, is a director of the
Company.   The complaint alleges, among other things, that actions of the individual defendants in connection with the Merger Agreement constituted a breach of their fiduciary duties. The complaint seeks, among other things, compensatory damages, an injunction against the consummation of the Merger Agreement, and entry of an order requiring the consideration of offers to acquire the Company from third parties.

             The Company also has received notice of an action captioned Myra Robbins, et al. v. Circa Pharmaceuticals, Inc., et al., purportedly brought as a class action on behalf of the plaintiffs and all other similarly situated stockholders of the Company. The defendants in the action are the same as in the Ballas action with the addition of Watson. The Company has not been served with this complaint, which contains, allegations and prayers for relief similar to those contained in the Ballas action. The Company believes that these actions, and any similar actions which may be filed making the same allegations, are without merit and intends to defend them vigorously.



Item 7.   Financial Statements, Pro Formal Financial Information and Exhibits.

          (c)  Exhibits

          10.1 Amendment, dated as of April 4, 1995, to Stockholder Protection Rights Agreement, dated as of November 1, 1991, between Circa Pharmaceuticals, Inc., and American Stock Transfer & Trust Company.

                                            SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 11, 1995               CIRCA PHARMACEUTICALS, INC.


                                     By: /s/ Melvin Sharoky, M.D.
                                         ------------------------
                                         Name:  Melvin Sharoky, M.D.
                                         Title: President and Chief Executive
                                                Officer

                                              INDEX



Exhibit
Number         Description of Document
- -------        -----------------------

10.1 Amendment, dated as of April 4, 1995, to Stockholder Protection Rights Agreement, dated as of November 1, 1991, between Circa Pharmaceuticals, Inc., and
               American Stock Transfer & Trust Company.